ACCEPTANCE OF APPOINTMENT AS DIRECTOR AND OFFICER
                                       OF
                               AM MARKETING, INC.


I, Robert L. Langguth, having been appointed to the Board of Directors of AM Marketing, Inc., a Nevada corporation, do hereby accept the position of Director effective as of the time of my appointment on January 2, 2002.


                                /s/ Robert L. Langguth
                                -------------------------------
                                Robert L. Langguth